# 00206814 – HMS Prospectus Supplement
Filed pursuant to 497(e)
File Nos. 033-35788 and 811-06136
Homestead Funds, Inc.
Supplement Dated February 8, 2018
to the Prospectus dated May 1, 2017
This supplement revises certain information contained in the above-referenced prospectus (the “Prospectus”) regarding the International Equity Fund, a series of Homestead Funds, Inc. Please read this supplement carefully and keep it with your Prospectus for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.
Effective January 2, 2018, the portfolio managers for the International Equity Fund (the “Fund”) are Ferrill Roll, Alexander Walsh, Scott Crawshaw, Bryan Lloyd, Patrick Todd and Andrew West.
1. The section titled “International Equity Fund – Portfolio Management Team” on page 26 of the Prospectus is deleted in its entirety and is replaced with the following:
Portfolio Management Team
Ferrill Roll, Alexander Walsh, Scott Crawshaw, Bryan Lloyd, Patrick Todd and Andrew West serve as the portfolio managers of the Fund. Mr. Roll and Mr. Walsh have held this position since January 2016. Mr. Lloyd and Mr. West have held this position since January 2016 and Mr. Todd has held this position since January 2017. Mr. Crawshaw has held his position since January 2018. Messrs. Roll and Walsh are the lead portfolio managers.
The fifth paragraph of the section titled “Management of the Funds – Portfolio Managers – Subadviser to the International Equity Fund” on page 49 of the Prospectus is amended to add the following:
Scott Crawshaw, has been a portfolio manager with Harding Loevner since 2014 and an analyst since 2015. As an analyst, he focuses on emerging markets companies. Mr. Crawshaw graduated from University of Bristol in 1995 and joined Harding Loevner in 2014.